DERMIS-1/DERMIS-2 Phase 3 Plaque Psoriasis Topline Data Review February 2021

Legal Disclaimers This presentation and the accompanying oral presentation contain “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information concerning our current and future financial performance, business plans and objectives, current and future clinical and preclinical development activities, timing and success of our ongoing and planned clinical trials and related data, the timing of announcements, updates and results of our clinical trials and related data, our ability to obtain and maintain regulatory approval, the potential therapeutic benefits and economic value of our product candidates, competitive position, industry environment and potential market opportunities. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors including, but not limited to, those related to the success, cost and timing of our product candidate development activities and ongoing and planned clinical trials; our plans to develop and commercialize targeted therapeutics, including our lead product candidates ARQ-151 and ARQ-154; the progress of patient enrollment and dosing in our clinical trials; the ability of our product candidates to achieve applicable endpoints in the clinical trials; the safety profile of our product candidates; the potential for data from our clinical trials to support a marketing application, as well as the timing of these events; our ability to obtain funding for our operations, development and commercialization of our product candidates; the timing of and our ability to obtain and maintain regulatory approvals; the rate and degree of market acceptance and clinical utility of our product candidates; the size and growth potential of the markets for our product candidates, and our ability to serve those markets; our commercialization, marketing and manufacturing capabilities and strategy; future agreements with third parties in connection with the commercialization of our product candidates; our expectations regarding our ability to obtain and maintain intellectual property protection; our dependence on third party manufacturers; the success of competing therapies that are or may become available; our ability to attract and retain key scientific or management personnel; our ability to identify additional product candidates with significant commercial potential consistent with our commercial objectives; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed herein may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on these and other factors that could affect these forward-looking statements is contained in our our Form 10-Q filed with U.S. Securities and Exchange Commission (SEC) on November 5, 2020, and other reports filed with the SEC from time to time. You should not rely upon forward-looking statements as predictions of future events. Although our management believes that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances described in the forward-looking statements will be achieved or occur. We undertake no obligation to publicly update any forward- looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Copyright ARCUTIS 20212

AGENDA Frank Watanabe President and CEO Patrick Burnett, M.D., Ph.D., FAAD Chief Medical Officer Ken Lock Chief Commercial Officer Today’s Speakers Copyright ARCUTIS 20213 Mark Lebwohl, MD Professor and Dean for Clinical Therapeutics, Icahn School of Medicine at Mount Sinai

4 Frank Watanabe President & CEO Copyright ARCUTIS 2021

Arcutis Drivers of Value • Focus on large dermatology markets with significant unmet medical needs • Late-stage pipeline of differentiated products with significant near-term potential • Topical roflumilast could become first-line therapy & transform treatment paradigm • Leading dermatology development engine • Experienced commercial team prepared to effectively launch our products Copyright ARCUTIS 2021 CONFIDENTIAL Portfolio could potentially generate ~$3-8 billion in U.S. annual sales by 20301 5 1. Source: Company estimates, includes indications currently under development

1.3M Pts Vitiligo Our Product Candidates Target Large Markets1 1. Source: company estimates Prevalent U.S. Patient (Pts) Populations Pre- RegistrationPhase 1 Phase 2 Phase 3 Stage of Arcutis Clinical Development Mostly Dermatologists Mostly Non-Dermatologists U.S. Prescriber Base Preclinical Plaque Psoriasis 8.6M Pts Scalp Psoriasis 2.5M Pts Seborrheic Dermatitis 10M Pts Atopic Dermatitis 19M Patients 6.2M Pts Alopecia Areata 6 8M Pts Hand Eczema Copyright ARCUTIS 2021 CONFIDENTIAL6

Roflumilast May Address Unmet Needs in Plaque Psoriasis • Efficacy: – Symptomatic improvements similar to steroid/vitamin D combination, exceeding high-potency steroids or Otezla – Improvement on intertriginous plaques – Impact on itch associated with psoriasis – Rapid onset – Well tolerated • Simple, easy to use once-a-day cream or foam Copyright ARCUTIS 20217 IGA = Investigator's Global Assessment (IGA) Scale

8 Patrick Burnett, M.D., Ph.D., FAAD Chief Medical Officer Copyright ARCUTIS 2021

Significant Unmet Needs in Plaque Psoriasis • > 90% of US patients treated with topical drugs • Existing topical therapies have numerous shortcomings – Physicians and patients forced to trade off between efficacy and safety/tolerability • Ideal topical: efficacy of high potency steroids, ability to use chronically, and ability to use in all body areas Copyright ARCUTIS 20219

DERMIS-1/2 Phase 3 Plaque Psoriasis Studies

Randomized, Double-blind, Vehicle-controlled Multicenter Studies
(Two identical parallel Phase 3 studies)

Eligibility
- Diagnosis of at least mild plaque psoriasis
- Age 2+
- 2-20% BSA



2:1
Randomize
N=400+
Roflumilast Cream 0.3% QD
Vehicle QD
8 weeks dosing

Endpoints

Primary
- IGA success at week 8

Secondary
- PASI-50 and PASI-75
- Intertriginous-IGA (I-IGA) Success
- WI-NRS (itch)
- Psoriasis Symptom Diary (PSD)

Safety and tolerability

IGA Success & I-IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline

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Copyright ARCUTIS 2021

Copyright ARCUTIS 2021 CONFIDENTIAL11 Robust Efficacy on IGA Success in Both Phase 3 Studies 11 IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline ITT Population 3.3% 19.1% 25.6% 37.5% 2.1% 5.8% 4.7% 6.9% 0% 10% 20% 30% 40% 50% 60% Week 2 Week 4 Week 6 Week 8 Pe rc e nt a g e o f P a tie nt s 0.3% Roflumilast Cream Vehicle p < 0.0001 p = 0.0011 IGA Success (DERMIS-2) 5.9% 20.6% 33.3% 42.4% 2.1% 2.3% 6.1% 6.1% 0% 10% 20% 30% 40% 50% 60% Week 2 Week 4 Week 6 Week 8 Pe rc e nt a g e o f P a tie nt s IGA Success (DERMIS-1) 0.3% Roflumilast Cream Vehicle p < 0.0001 p < 0.0001 p < 0.0001 p < 0.0001

DERMIS-1/2 Efficacy Baseline Week 8 of Treatment Vehicle Topical Roflumilast 0.3% Copyright ARCUTIS 202112 IGA = 3 IGA = 3 IGA = 3 IGA = 3 IGA = 3 IGA = 1 I-IGA = 3 I-IGA = 0 I-IGA = 3 I-IGA = 3

IGA Success at 8 Weeks Comparable to Combo of High-potency Steroids & Vitamin D / Tazarotene Note: The results of this retrospective post-hoc cross-trial comparison may not be directly comparable, as they are not from a single head-to-head clinical trial. Comparison of IGA Success Rates Across Separate Topical Psoriasis Clinical Trials 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Week 8 Taclonex Susp Phase 3 Betameth/Calcipotriene Bethamethasone dp Calcipotriene Vehicle High Potency Steroid + Vit A or D Combo Mean = 34.4% 13 IGA = Investigator's Global Assessment (IGA) Scale Copyright ARCUTIS 2021 CONFIDENTIAL 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Week 8 DUOBRII® Phase 3 Halobetasol/Taz Vehicle STUDY 1 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Week 8 WYNZORA® Phase 3 Betameth/Calcipotriene Taclonex Susp Vehicle STUDY 2 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% Week 8 Pe rc e nt a g e o f P a tie nt s Roflumilast Cream Phase 3 0.3% Roflumilast Cream Vehicle STUDY 1 STUDY 2

PASI-75 at 8 Weeks Surpasses Otezla 16- Week Data Note: The results of this retrospective post-hoc cross-trial comparison may not be directly comparable, as they are not from a single head-to-head clinical trial. *Otezla® trials were in moderate-to-severe patients 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Week 16 Pe rc e nt a g e o f P a tie nt s Otezla® Patients Achieving PASI-75 * Otezla 30 mg BID Placebo STUDY 2 STUDY 1 Comparison of PASI-75 Across Separate Psoriasis Clinical Trials 14 Copyright ARCUTIS 2021 CONFIDENTIAL PASI-75 = ≥75% PASI improvement from baseline ITT Population 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Week 8 Pe rc e nt a g e o f P a tie nt s Roflumilast Cream Patients Achieving PASI-75 STUDY 1 STUDY 2 Vehicle0.3% Roflumilast Cream

IGA Success Comparable to Tapinarof by Earlier Timepoint Comparison of IGA Success Across Separate Topical Psoriasis Clinical Trials 15 Copyright ARCUTIS 2021 CONFIDENTIAL Week 12 Tapinarof Phase 3 Tapinarof Vehicle 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Week 8 IG A S uc c e ss R a te Roflumilast Cream Phase 3 0.3% Roflumilast Cream Vehicle STUDY 1 STUDY 2 Note: The results of this retrospective post-hoc cross-trial comparison may not be directly comparable, as they are not from a single head-to-head clinical trial. IGA Success = Clear or Almost Clear with at least a 2-grade improvement from baseline STUDY 1 STUDY 2 Roflumilast key advantages vs. tapinarof: • Local tolerability • Impact on itch • Week 8 vs. week 12 endpointIG A S uc c e ss R a te

Copyright ARCUTIS 2021 CONFIDENTIAL Rapid, Robust and Consistent Effect on Itch Across Diseases 16 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 8 Pe rc e nt a g e o f P a tie nt s Seb Derm Ph2 0.3% Roflumilast Foam Vehicle p = 0.0007 WI-NRS response = 4 point reduction in WI-NRS in patients with WI-NRS > 4 at baseline 71.0% 18.5% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 8 Pe rc e nt a g e o f P a tie nt s Scalp PsO Ph2 0.3% Roflumilast Foam Vehicle p < 0.0001 67.5% 26.8% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 8 Pe rc e nt a g e o f P a tie nt s DERMIS-1 PsO 0.3% Roflumilast Cream Vehicle p < 0.0001 DERMIS-2 PsO 69.4% 35.6% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 8 Pe rc e nt a g e o f P a tie nt s 0.3% Roflumilast Cream Vehicle p < 0.0001 64.6% 34.0% 16

Topical Roflumilast Well Tolerated in Phase 3 DERMIS-1 DERMIS-2 Roflumilast 0.3% (N=286) Vehicle (N=153) Roflumilast 0.3% (N=290) Vehicle (N=152) Subjects with any TEAE 72 (25.2%) 36 (23.5%) 75 (25.9%) 28 (18.4%) Subjects with any Tx-Related TEAE 7 (2.4%) 3 (2.0%) 16 (5.5%) 8 (5.3%) Subjects with any SAE 2 (0.7%) 1 (0.7%) 0 1 (0.9%) Subjects with any Tx-Related SAE 0 0 0 0 Subjects who discontinued Study Drug due to AE 5 (1.7%) 2 (1.3%) 1 (0.3%) 2 (1.3%) Copyright ARCUTIS 2021 CONFIDENTIAL17

Most Common Adverse Events (≥2% in Any Group) Copyright ARCUTIS 2021 CONFIDENTIAL18 Hypertension includes synonymous terms (e.g., blood pressure increased) DERMIS-1 DERMIS-2 Subjects, n (%) Preferred Term Roflumilast 0.3% (n=286) Vehicle (n=153) Roflumilast 0.3% (n=290) Vehicle (n=152) Hypertension 5 (1.7) 6 (3.9) 4 (1.4) 0 Headache 3 (1.0) 2 (1.3) 11 (3.8) 1 (0.7) Diarrhea 10 (3.5) 0 8 (2.8) 0 Psoriasis 0 3 (2.0) 1 (0.3) 0 Nasopharyngitis 5 (1.7) 3 (2.0) 1 (0.3) 1 (0.7)

Long-Term Data Supports Chronic Use in Plaque Psoriasis • 73.5% of patients completed 52-64 weeks of treatment – Only 0.9% discontinued due to lack of efficacy – Only 3.9% discontinued due to any adverse event • Efficacy over 52-64 weeks comparable to DERMIS-1/-2 8-week efficacy Copyright ARCUTIS 202119

Roflumilast May Address Unmet Needs in Many Other Inflammatory Skin Diseases • Dermatologists and patients need topical therapies that: – Provide efficacy as good as or better than current standard-of-care – Do not pose worrisome safety or tolerability issues – Don’t force trade-offs in efficacy and safety – Available in patient-friendly formulations that support adherence Copyright ARCUTIS 202120

Topical Roflumilast Efficacy Across Multiple Other Inflammatory Skin Diseases Copyright ARCUTIS 2021 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 4 % C FB EASI % CFB 0.15% Roflumilast 0.05% Roflumilast Vehicle p = 0.049 Atopic Dermatitis 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 8 Pe rc e nt a g e o f P a tie nt s IGA Success 0.3% Roflumilast Vehicle p < 0.0001 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Week 8 Pe rc e nt a g e o f P a tie nt s IGA Success 0.3% Roflumilast Vehicle Seborrheic Dermatitis Scalp PsO p < 0.0001 21

Tofacitinib MACE and Malignancy Data Post-marketing safety study in 4,362 subjects with Rheumatoid Arthritis 22 Copyright ARCUTIS 2021 CONFIDENTIAL https://investors.pfizer.com/investor-news/press-release-details/2021/Pfizer-Shares-Co-Primary-Endpoint-Results-from-Post-Marketing-Required-Safety-Study-of-XELJANZ-tofacitinib-in- Subjects-with-Rheumatoid-Arthritis-RA/default.aspx BID=twice daily; CI=confidence interval; HR=hazard ratio; IR=incidence rate; NMSC=non-melanoma skin cancer; TNFi=Tumor Necrosis Factor inhibitor. Tofacitinib 5 mg BID Tofacitinib 10 mg BID Tofacitinib Doses Combined TNFi Total number of subjects 1455 1456 2911 1451 Adjudicated MACE HR (95% CI) for tofa vs TNFi 1.24 (0.81, 1.91) 1.43 (0.94, 2.18) 1.33 (0.91, 1.94) - Adjudicated Malignancies Excluding NMSC HR (95% CI) for tofa vs TNFi 1.47 (1.00, 2.18) 1.48 (1.00, 2.19) 1.48 (1.04, 2.09) -

of subjects treated with topical roflumilast completed Phase 2 studies Consistently Favorable Tolerability Profile Across Indications In psoriasis, AD, scalp and seb derm programs: • > 2400 individuals already treated with topical roflumilast • Treatment-related AEs rare & balanced across arms • Discontinuations on topical roflumilast due to AEs rare • No treatment-related SAEs on topical roflumilast • No evidence of local tolerability issues (burning, stinging) • Topical dosing avoids side effect profile typical of oral PDE4 inhibitors • Supported by extensive oral roflumilast experience – >1M patient years of exposure Copyright ARCUTIS 2021 89- 94% 23

24 Mark Lebwohl, MD Professor and Dean for Clinical Therapeutics, Icahn School of Medicine at Mount Sinai Copyright ARCUTIS 2021

Considerations of Topical Steroids Copyright ARCUTIS 202125 * PHOTOS COURTESY OF DR. MARK LEBWOHL

Striae and Perioral Dermatitis Copyright ARCUTIS 202126 * PHOTOS COURTESY OF DR. MARK LEBWOHL *PHOTOS REPRESENT SIDE EFFECTS FROM USE OF TOPICAL CORTICOSTEROIDS

HPA Suppression & Cushing’s Syndrome Copyright ARCUTIS 202127 * PHOTOS COURTESY OF DR. MARK LEBWOHL *PHOTOS REPRESENT SIDE EFFECTS FROM USE OF TOPICAL CORTICOSTEROIDS

Telangiectasis and Skin Thinning Copyright ARCUTIS 202128 * PHOTOS COURTESY OF DR. MARK LEBWOHL *PHOTOS REPRESENT SIDE EFFECTS FROM USE OF TOPICAL CORTICOSTEROIDS

29 Ken Lock Chief Commercial Officer Copyright ARCUTIS 2021

Keys to a Successful Launch Copyright ARCUTIS 202130 Strong Product Profile Large Addressable Population Solid Access & Reimbursement Effective Promotion

Topical Roflumilast Positioned to Have Differentiated and Compelling Profile • Symptomatic improvements comparable to the combo of high-potency steroids and Vitamin D / Retinoid • Significant impact on itch • Ability to use chronically • Little or no application site reaction • Convenient, easy to use once-a-day cream or foam • Ability to use everywhere, including face, scalp and intertriginous regions • Not expected to have boxed warning Copyright ARCUTIS 202131

~5 Million PsO, AD, Seb Derm Patients Rx Topical Treated by Dermatologists in US Psoriasis Atopic Dermatitis Seborrheic Dermatitis Prevalence 8.6 19.2 10.0 Rx treated 3.5 6.3 2.7 Topically treated 2.5 5.4 2.7 Rx treated in Derm Setting 2.8 1.2 1.8 Rx treated (Topically) in Derm Setting 2.0 1.0 1.8 Additional opportunities to unlock value of our molecules: • 6M U.S. patients Rx topical treated by other specialties (e.g., PCPs or pediatricians) • Ex-US markets US Patient Populations (Millions) Copyright ARCUTIS 202132

Large Pool of Easily Accessible Patients • ~ 6M patients currently Rx treated by U.S. dermatologists • Concentrated prescribers create sales force efficiencies – 75 – 80 sales reps required to cover most prescribers • Minimal behavioral change required to activate utilization – Most patients in targeted diseases already on Rx topical • Highly dynamic market facilitates Start/Switch – Steroids limited to short duration – frequent opportunities to switch • Sparse competitive landscape for innovative topical therapies Copyright ARCUTIS 202133

Pr ev a le nc e Topical Therapies Systemic Therapies Psoriasis Landscape: Topical Roflumilast Positioned to Treat the Entire Spectrum 34 Mild – 65% Moderate – 25% Severe – 10% Topical Roflumilast Cream Tapinarof Copyright ARCUTIS 2021

We Intend to Optimize Patient Access to Our Innovative Treatments • Seek broad access and reduced prescriber burden to maximize volume opportunity – Highly innovative products at appropriate pricing allow for broad and rapid adoption – Ability for HCP to get drug when prescribed and patient affordability are as important as profile itself, hassle factor is anathema to prescribing – Rapid introductions of follow-on indications allow for portfolio volumes across multiple indications supporting payer value Copyright ARCUTIS 202135

Target Band for Optimal Access Pricing of Branded Topical Medications Source: Analysource – 1/11/21 $1200 $400 $800 Copyright ARCUTIS 202136

Pipeline Could Generate 2030 Sales of ~$3B-$8B in U.S. Market Alone U.S. Opportunity Potential 2030 Sales Dermatology market: Topical roflumilast (ARQ-151/154) $1.3-3.7B Plaque & scalp psoriasis 0.5-1.5B Atopic dermatitis 0.4-1.0B Seborrheic dermatitis 0.4-1.2B Topical JAK inhibitor (ARQ-252) 0.5-1.6B Non-dermatologist market: 1.0-2.6B Total Arcutis pipeline $2.8-7.9B Source: Company estimates, includes indications currently under development 37 Copyright ARCUTIS 2021

Thank You Copyright ARCUTIS 202138